EXHIBIT 10.323

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RESEARCH COLLABORATION TERMINATION AGREEMENT

This Research Collaboration Termination Agreement (this “Termination Agreement”), effective as of June 22, 2009 (the “Effective Date”), is made by and between N. V. Organon, a company organized under the laws of The Netherlands, having a principal place of business at Kloosterstraat 6, 5342 AB Oss, The Netherlands (hereinafter referred to as “Organon”); and Ligand Pharmaceuticals Incorporated, a Delaware corporation, having a principal place of business at 10275 Science Center Drive, San Diego, California 92121 (hereinafter referred to as “Ligand”).

RECITALS:

WHEREAS, Pharmacopeia Drug Discovery, Inc., now Pharmacopeia LLC, a wholly owned subsidiary of Ligand, and Organon entered into a Collaboration and License Agreement effective February 25, 2002, as modified on December 22, 2003; December 1, 2004; February 8, 2007 and December 13, 2007 (hereinafter the “Collaboration and License Agreement”);

WHEREAS, Organon and Ligand desire to terminate the Research Collaboration under the Collaboration and License Agreement and to wind down the research activities thereunder under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, Organon and Ligand hereby agree as follows:

1. Unless otherwise defined herein, each of the capitalized terms used in this Termination Agreement shall have the meaning given to them in the Collaboration and License Agreement.

2. Organon and Ligand agree that the Second Research Term of the Collaboration and License Agreement and, therefore, the Research Collaboration thereunder, shall terminate effective December 31, 2009 (the “Mutual Termination Date”).

3. During the period of time between the Effective Date and the Mutual Termination Date (the “Wind Down Period”), (i) the Parties shall continue their Research Collaboration activities on those Targets currently under investigation under the Collaboration and License Agreement, as may be modified by the JRC, and (ii) Organon shall continue its funding of such activities under the terms of the Collaboration and License Agreement.

4. During the Wind Down Period, Ligand will endeavor to identify Pharmacopeia Compounds as per Section 2.4 of the Collaboration and License Agreement. Any Lead Compounds delivered for any program shall be handled as set forth in the Collaboration and License Agreement. Programs that have not produced a Lead Compound at the end of the Wind Down Period shall be handled as follows (for the avoidance of doubt, the terms and conditions of this Paragraph 4 shall not apply to the [***] program, which is handled separately in Paragraph 5 herein):

(a) For the Targets [***], [***] and [***], Organon shall have the option to acquire one or more of these programs as a Transferred Program by paying Ligand a one-time transfer fee of [***] Dollars ($[***]) for each such Target. The rights to any compounds identified by Ligand as having the level of potency and/or selectivity against such Target, as set forth in Section 2.4 of the Collaboration and License Agreement, shall be deemed part of the Transferred Program and for the avoidance of doubt, the provisions of Section 2.2(d) of the Collaboration and License Agreement shall apply to such compounds.

(b) For the Targets [***], [***], [***], [***], [***] and [***], Organon shall have the option to acquire one or more of these programs as a Transferred Program by paying Ligand a one-time transfer fee of [***] Dollars ($[***]) per Target or acquiring all such programs as Transferred Programs by paying a one-time transfer fee of [***] Dollars ($[***]). The rights to any compounds identified by Ligand as being confirmed hits against the Target or any compounds identified during hit-to-lead efforts, but with activity against such Target, shall be included as part of the Transferred Program and for the avoidance of doubt the provisions of Section 2.2(d) of the Collaboration and License Agreement as amended herein shall apply to such compounds.

(c) For each program under consideration as a Transferred Program (the “Candidate Transferred Programs”) in Paragraphs 4(a) or 4(b) above, Ligand shall provide copies of reasonably available data and results for such programs, including chemical structures, necessary to enable Organon to conduct a review of the programs prior to Organon making its decision on whether to exercise any of its options to acquire such programs. Ligand shall disclose such information to two individuals (the “Reviewers”) if each of the Reviewers first executes a confidentiality agreement with Ligand in the form of the agreement attached hereto as Exhibit 1 with the names of the two individuals to be filled-in prior to execution of each confidentiality agreement. Organon shall not provide such information relating to the Targets [***], [***] and [***] to more than two individuals in total and Organon shall not provide such information relating to the Targets [***], [***], [***], [***], [***] and [***] to more than two individuals in total.

(i) Ligand shall provide to the Reviewers by January 15, 2010 the relevant data and results related to Candidate Transferred Programs for the [***], [***], [***], [***], [***] and [***] Targets for the Reviewers’ review, provided that for any such Target one or more Lead Compounds have not already been delivered and provided that Organon has executed a confidentiality agreement with Ligand in the form of the agreement attached hereto as Exhibit 1. Organon shall have until February 19, 2010 to determine which of these programs it will acquire as one or more Transferred Programs. Should Organon decide that the two Reviewers for the set of targets under this provision 4(c)(i) will be the same as the Reviewers under 4(c)(ii), the Parties agree that the first confidentiality agreement executed will apply to both sets of targets.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) For the Targets [***], [***] and [***], Ligand shall provide the relevant data and results to the Reviewers by November 2, 2009, provided that for any such Target one or more Lead Compounds have not already been delivered and provided that Organon has executed a confidentiality agreement with Ligand in the form of the agreement attached hereto as Exhibit 1. Organon shall have until November 15, 2009 to determine which of these programs it will acquire as one or more Transferred Programs.

(iii) Organon shall make payment on the Transferred Programs that it selects within forty-five (45) days after receipt of: (i) all materials required thereunder as set forth in Section 2.2(d)(iv) of the Collaboration and License Agreement, (ii) updated non-disputed Exhibits B and F as per Section 2.2(d)(v) and 2.2(d)(vi), and (iii) an invoice from Ligand for such payment. Provided that Organon has received from Ligand all of the items specified in this subsection by November 15, 2009, Organon shall make payment before the end of the 2009 calendar year for any Transferred Programs selected on or before November 15, 2009.

5. The [***] program is a Lead Optimization Program under the Collaboration and License Agreement. During the Wind Down Period, if that program produces a compound that meets the Development Candidate criteria, then such compound will be treated as an Optionable Development Candidate under the Collaboration and License Agreement. However, if such program does not produce a compound that meets the Development Candidate criteria during the Wind Down Period, Organon shall have the right to continue to pursue the research activities for such program on its own and the program will be treated as a Lead Compound program under the Collaboration and License Agreement, with the following changes to the milestone payments:

(a) Organon will pay Ligand [***] Dollars ($[***]) for the milestone payment for the designation of a Lead Compound.

(b) The remaining milestone and royalty payments for Second Research Term Lead Compounds set forth in the Collaboration and License Agreement will be applicable to such program, except that the milestone payment under Section 7.1.1 (a) for the initiation of GLP Toxicity Studies will be increased to [***] Dollars ($[***]).

(c) For the avoidance of doubt, if the [***] program does not produce a compound that meets the Development Candidate criteria during the Wind Down Period, it shall not be considered an Optionable Development Candidate and the Pharmacopeia Co-Development/Co-Promotion Option under Section 2.9 of the Collaboration and License Agreement shall not apply to such program.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Delete Section 2.2(d) of the Collaboration and License Agreement in its entirety and replace it with the following new section:

“(d) Transferred Programs. Effective as of the Amendment Date for programs considered Transferred Programs prior to the Effective Date and effective as of the Effective Date for programs considered Transferred Programs after the Effective Date, Pharmacopeia hereby waives its right to receive further compensation with respect to Transferred Programs or any compounds derived therefrom made by Organon based on a Transferred Program, subject to the following terms:

(i) Pharmacopeia shall have no further obligation to make any further expenditures with respect to the Transferred Programs.

(ii) Pharmacopeia agrees that it shall have no further rights to use the Transferred Programs or to file any patent applications with respect thereto.

(iii) All such programs are hereby transferred to Organon and Organon shall be relieved of any obligation to Pharmacopeia, other than as set forth in paragraph 4(b) of this Termination Agreement, with respect to Transferred Programs under this or any other previous agreement.

(iv) Pharmacopeia shall provide Organon with any information, materials or data that are reasonably available to Pharmacopeia and reasonably necessary for Organon to continue the development or commercialization of the Transferred Programs.

(v) Organon’s licenses to the Transferred Programs under the Collaboration and License Agreement and the agreements listed in Exhibit B are hereby replaced by the following: Subject to Section 2.2(d)(vii), Pharmacopeia hereby grants to Organon a [***].

(vi) Pharmacopeia further agrees [***].

(vii) The only license granted to Organon with respect to the Transferred Programs is that set forth in Section 2.2(d)(v), above. The only [***] is that set forth in Section 2.2(d)(vi), above. Nothing in this Section 2.2(d) shall be construed to grant [***].

7. Delete Section 12.1.10 of the Collaboration and License Agreement in its entirety and replace it with the following new section:

“12.1.10 Patent Rights Applicable to Transferred Programs. To the best of Pharmacopeia’s knowledge, as of February 25, 2007 for any Transferred Program acquired by Organon before the Effective Date and as of December 31, 2009 for any Transferred Program acquired by Organon after the Effective Date, the Patent Rights identified in Exhibit F constitute all the Patent Rights Controlled by Pharmacopeia relating to the Transferred Programs.”

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Organon and Ligand agree that (a) notwithstanding the terms of the Collaboration and License Agreement, the terms of this Termination Agreement shall govern the disposition of the research programs for the Targets during the Wind Down Period, (b) this Termination Agreement shall supersede the Collaboration and License Agreement with respect to the amendments set forth herein and the remaining terms and conditions of the Collaboration and License Agreement shall remain in full force and effect, and (c) this Termination Agreement represents and contains the full, complete, final and exclusive understanding and agreement of Organon and Ligand with respect to the subject matter hereof.

IN WITNESS WHEREOF, Organon and Ligand have caused this Termination Agreement to be executed by their duly authorized representatives as of the Effective Date.

N. V. ORGANON		LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ A. Rijnders	By:	/s/ Charles Berkman
Name:	A. Rijnders	Name:	Charles Berkman
Title:	V.P. Discovery	Title:	V.P., General Counsel and Secretary
	28 July 2009		July 29, 2009

By:	/s/ K.S. Schouten
Name:	K.S. Schouten
Title:	Managing Director

Exhibit 1

[Form of Confidentiality Agreement to be inserted here]